EXHIBIT 32.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K/A of The Newkirk Master Limited Partnership; (the "Registrant") for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Staples, Chief Financial Officer of the Manager of the Registrant's General Partner, certify, pursuant to 18 U.S.C. section 1350, as adopted, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


By: /s/ Thomas Staples
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Name: Thomas Staples
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      Chief Financial Officer of the Manager
        of the Registrant's General Partner

Date: July 19, 2005